UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   March 3, 2005

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey		07061-1615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (908) 903-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Named Executive Officer Salary Actions.  On March 3, 2005, the Organization & Compensation Committee of The Chubb Corporation (Chubb) approved base salary increases for each of Chubb’s named executive officers.  A schedule detailing the salary increases for Messrs. Finnegan, Degnan, Motamed, O’Reilly and Krump is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01 of Form 8-K.

2005 Annual Incentive Compensation Award Formula.  On March 8, 2005, Chubb’s Organization & Compensation Committee finalized the formula for calculating 2005 annual incentive compensation awards. A schedule setting forth the formula components is filed herewith as Exhibit 10.2 and incorporated by reference into this Item 1.01 of Form 8-K.

Employee Equity Award Agreements.  In response to the newly adopted deferred compensation rules promulgated under the American Jobs Creation Act of 2004 (the Jobs Act), on March 3, 2005, Chubb’s Organization & Compensation Committee approved changes to the following forms of equity award agreements under The Chubb Corporation Long-Term Stock Incentive Plan (2004):

•                  The total shareholder return performance share award agreements for (i) Chubb’s Chief Executive Officer and the Vice Chairmen, which is filed herewith as Exhibit 10.3 and incorporated by reference into this Item 1.01 of Form 8-K; (ii) Chubb’s Executive Vice Presidents and certain Senior Vice Presidents, which is filed herewith as Exhibit 10.4 and incorporated by reference into this Item 1.01 of Form 8-K; and (iii) all other eligible participants in The Chubb Corporation Long-Term Stock Incentive Plan (2004), which is filed herewith as Exhibit 10.5 and incorporated by reference into this Item 1.01 of Form 8-K. The difference among the forms of performance share award agreements is in the mandatory deferral provision. Under certain circumstances described in the agreement, the Chief Executive Officer and the Vice Chairmen are required to defer receipt of their respective awards until attaining age 60 and termination of their employment with Chubb. For Executive Vice Presidents and certain Senior Vice Presidents, the award agreement mandates deferral of payment under certain circumstances for up to two years from the vesting date of the applicable award. The form of award agreement for other recipients of performance shares does not contain a mandatory deferral provision.

•                  The restricted stock unit award agreement for all eligible participants in The Chubb Corporation Long-Term Stock Incentive Plan (2004), which is filed herewith as Exhibit 10.6 and incorporated by reference into this Item 1.01 of Form 8-K.

•                  The option award agreements, intended solely for grants to employees residing outside the United States where tax efficiencies make such awards preferable to other forms of equity, which are filed herewith as Exhibits 10.7 and 10.8, respectively, and incorporated by reference into this Item 1.01 of Form 8-K.

Deferred Compensation Plan.  On March 3, 2005, Chubb’s Organization & Compensation Committee approved The Chubb Corporation Key Employee Deferred Compensation Plan (2005), which is filed herewith as Exhibit 10.9 and incorporated by reference into this Item 1.01 of Form 8-K.

Director Equity Award Agreements.  On March 4, 2005, Chubb’s Corporate Governance & Nominating Committee approved changes to the stock unit and total shareholder return performance share award agreements under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004). As with the equity award agreements under The Chubb Corporation Long-Term Stock Incentive Plan (2004), these changes were made in response to the Jobs Act’s new deferred compensation rules. Similar to the mandatory deferral requirement to which the Chief Executive Officer and the Vice Chairmen are subject, under certain circumstances, non-employee directors are required to defer receipt of performance shares until the end of their respective directorships. The forms of award agreements for non-employee directors are filed herewith as Exhibits 10.10 and 10.11, respectively, and incorporated by reference into this Item 1.01 of Form 8-K.

Corporate Aircraft Policy.  On March 4, 2005, Chubb’s Board of Directors formalized its policy regarding personal use of corporate aircraft by Chubb officers. A description of this policy is filed herewith as Exhibit 10.12 and incorporated by reference into this Item 1.01 of Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)                                  Exhibits.

10.1	Schedule of 2005 Base Salary Increases for Named Executive Officers
10.2	Schedule of 2005 Annual Incentive Compensation Award Formula Components
10.3	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
10.4	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
10.5

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.6	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004)
10.7	Form of Non-Statutory Stock Option Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (three year vesting schedule)
10.8	Form of Non-Statutory Stock Option Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (four year vesting schedule)
10.9	The Chubb Corporation Key Employee Deferred Compensation Plan (2005)
10.10	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.11	Form of Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.12	Corporate Aircraft Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	March 9, 2005	By:	/s/ Henry G. Gulick
Name: Henry G. Gulick
Title: Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED MARCH 3, 2005

Exhibit No.	Description

10.1	Schedule of 2005 Base Salary Increases for Named Executive Officers
10.2	Schedule of 2005 Annual Incentive Compensation Award Formula Components
10.3	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
10.4	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
10.5

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.6	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004)
10.7	Form of Non-Statutory Stock Option Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (three year vesting schedule)
10.8	Form of Non-Statutory Stock Option Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (four year vesting schedule)
10.9	The Chubb Corporation Key Employee Deferred Compensation Plan (2005)
10.10	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.11	Form of Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.12	Corporate Aircraft Policy